Exhibit 99.1

TEREX CORPORATION

CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES

(AMOUNTS IN MILLIONS)

	For the three months ended September 30, 2006		For the nine months ended September 30, 2006
	As Originally Reported	As Revised	As Originally Reported	As Revised
EARNINGS
Income from continuing operations before income taxes	$ 158.8	$ 158.8	$ 457.7	$ 457.7
Adjustments:
Minority interest in consolidated subsidiaries	—	2.4	—	4.1
Undistributed income of less than 50% owned investments	—	—	—	(1.4)
Fixed charges	27.2	33.4	91.7	98.0
Earnings	$ 186.0	$ 194.6	$ 549.4	$ 558.4
COMBINED FIXED CHARGES
Interest expense, including debt discount amortization	$ 21.3	$ 21.3	$ 71.9	$ 71.9
Amortization/write-off of debt issuance costs	0.7	6.9	3.9	10.2
Portion of rental expense representative of interest factor (assumed to be 33%)	5.2	5.2	15.9	15.9
Fixed charges	$ 27.2	$ 33.4	$ 91.7	$ 98.0
RATIO OF EARNINGS TO COMBINED FIXED CHARGES	6.8 x	5.8 x	6.0 x	5.7 x
AMOUNT OF EARNINGS DEFICIENCY FOR COVERAGE OF COMBINED FIXED CHARGES	$ —	$ —	$ —	$ —

	For the three months ended June 30, 2007		For the six months ended June 30, 2007
	As Originally Reported	As Revised	As Originally Reported	As Revised
EARNINGS
Income from continuing operations before income taxes	$ 271.3	$ 271.3	$ 453.3	$ 453.3
Adjustments:
Minority interest in consolidated subsidiaries	—	1.1	—	2.2
Undistributed income of less than 50% owned investments	—	(0.2)	—	(0.9)
Fixed charges	21.1	21.1	44.7	44.7
Earnings	$ 292.4	$ 293.3	$ 498.0	$ 499.3
COMBINED FIXED CHARGES
Interest expense, including debt discount amortization	$ 14.7	$ 14.7	$ 28.9	$ 28.9
Amortization/write-off of debt issuance costs	0.5	0.5	4.2	4.2
Portion of rental expense representative of interest factor (assumed to be 33%)	5.9	5.9	11.6	11.6
Fixed charges	$ 21.1	$ 21.1	$ 44.7	$ 44.7
RATIO OF EARNINGS TO COMBINED FIXED CHARGES	13.9 x	13.9 x	11.1 x	11.2 x
AMOUNT OF EARNINGS DEFICIENCY FOR COVERAGE OF COMBINED FIXED CHARGES	$ —	$ —	$ —	$ —

TEREX CORPORATION

CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES

(AMOUNTS IN MILLIONS)

	For the three months ended June 30, 2006		For the six months ended June 30, 2006
	As Originally Reported	As Revised	As Originally Reported	As Revised
EARNINGS
Income from continuing operations before income taxes	$ 178.3	$ 178.3	$ 299.0	$ 299.0
Adjustments:
Minority interest in consolidated subsidiaries	—	1.1	—	1.7
Undistributed (income) loss of less than 50% owned investments	—	0.6	—	(1.4)
Fixed charges	32.7	34.2	63.0	64.5
Earnings	$ 211.0	$ 214.2	$ 362.0	$ 363.8
COMBINED FIXED CHARGES
Interest expense, including debt discount amortization	$ 26.1	$ 26.1	$ 50.6	$ 50.6
Amortization/write-off of debt issuance costs	0.9	2.4	1.8	3.3
Portion of rental expense representative of interest factor (assumed to be 33%)	5.7	5.7	10.6	10.6
Fixed charges	$ 32.7	$ 34.2	$ 63.0	$ 64.5
RATIO OF EARNINGS TO COMBINED FIXED CHARGES	6.5 x	6.3 x	5.7 x	5.6 x
AMOUNT OF EARNINGS DEFICIENCY FOR COVERAGE OF COMBINED FIXED CHARGES	$ —	$ —	$ —	$ —

	For the three months ended March 31, 2007		For the three months ended March 31, 2006
	As Originally Reported	As Revised	As Originally Reported	As Revised
EARNINGS
Income from continuing operations before income taxes	$ 182.0	$ 182.0	$ 120.7	$ 120.7
Adjustments:
Minority interest in consolidated subsidiaries	—	1.1	—	0.5
Undistributed income of less than 50% owned investments	—	(0.7)	—	(2.0)
Fixed charges	23.6	23.6	30.3	30.3
Earnings	$ 205.6	$ 206.0	$ 151.0	$ 149.5
COMBINED FIXED CHARGES
Interest expense, including debt discount amortization	$ 14.2	$ 14.2	$ 24.5	$ 24.5
Amortization/write-off of debt issuance costs	3.7	3.7	0.9	0.9
Portion of rental expense representative of interest factor (assumed to be 33%)	5.7	5.7	4.9	4.9
Fixed charges	$ 23.6	$ 23.6	$ 30.3	$ 30.3
RATIO OF EARNINGS TO COMBINED FIXED CHARGES	8.7 x	8.7 x	5.0 x	4.9 x
AMOUNT OF EARNINGS DEFICIENCY FOR COVERAGE OF COMBINED FIXED CHARGES	$ —	$ —	$ —	$ —

TEREX CORPORATION

CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES

(AMOUNTS IN MILLIONS)

	For the year ended December 31, 2006		For the year ended December 31, 2005
	As Originally Reported	As Revised	As Originally Reported	As Revised
EARNINGS
Income from continuing operations before income taxes	$ 614.7	$ 614.7	$ 288.9	$ 288.9
Adjustments:
Minority interest in consolidated subsidiaries	—	5.2	—	(0.1)
Undistributed income of less than 50% owned investments	—	(2.1)	—	(1.3)
Fixed charges	138.6	123.0	118.4	118.4
Earnings	$ 753.3	$ 740.8	$ 407.3	$ 405.9
COMBINED FIXED CHARGES
Interest expense, including debt discount amortization	$ 90.7	$ 90.7	$ 96.3	$ 96.3
Amortization/write-off of debt issuance costs	26.5	10.9	3.5	3.5
Portion of rental expense representative of interest factor (assumed to be 33%)	21.4	21.4	18.6	18.6
Fixed charges	$ 138.6	$ 123.0	$ 118.4	$ 118.4
RATIO OF EARNINGS TO COMBINED FIXED CHARGES	5.4 x	6.0 x	3.4 x	3.4 x
AMOUNT OF EARNINGS DEFICIENCY FOR COVERAGE OF COMBINED FIXED CHARGES	$ —	$ —	$ —	$ —

	For the year ended December 31, 2004		For the year ended December 31, 2003
	As Originally Reported	As Revised	As Originally Reported	As Revised
EARNINGS
Income from continuing operations before income taxes	$ 143.9	$ 143.9	$ (52.5)	$ (52.5)
Adjustments:
Minority interest in consolidated subsidiaries	—	0.8	—	0.9
Undistributed loss of less than 50% owned investments	—	0.7	—	0.1
Fixed charges	116.3	119.2	123.2	130.1
Earnings	$ 260.2	$ 264.6	$ 70.7	$ 78.6
COMBINED FIXED CHARGES
Interest expense, including debt discount amortization	$ 90.7	$ 90.7	$ 99.5	$ 99.5
Amortization/write-off of debt issuance costs and debt discount	4.6	7.5	5.5	12.4
Portion of rental expense representative of interest factor (assumed to be 33%)	21.0	21.0	18.2	18.2
Fixed charges	$ 116.3	$ 119.2	$ 123.2	$ 130.1
RATIO OF EARNINGS TO COMBINED FIXED CHARGES	2.2 x	2.2 x	0x (1)	0x (1)
AMOUNT OF EARNINGS DEFICIENCY FOR COVERAGE OF COMBINED FIXED CHARGES	$ —	$ —	$ 52.5	$ 51.5

(1) Less than 1.0 x

TEREX CORPORATION

CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES

(AMOUNTS IN MILLIONS)

	For the year ended December 31, 2002
	As Originally Reported	As Revised
EARNINGS
Loss from continuing operations before income taxes and cumulative effect of change in accounting principle	$ (60.8)	$ (60.8)
Adjustments:
Minority interest in consolidated subsidiaries	—	1.3
Undistributed income of less than 50% owned investments	—	4.2
Fixed charges	107.7	110.1
Earnings	$ 46.9	$ 54.8
COMBINED FIXED CHARGES
Interest expense, including debt discount amortization	$ 92.6	$ 92.6
Amortization/write-off of debt issuance costs	4.8	7.2
Portion of rental expense representative of interest factor (assumed to be 33%)	10.3	10.3
Fixed charges	$ 107.7	$ 110.1
RATIO OF EARNINGS TO COMBINED FIXED CHARGES	0x (1)	0x (1)
AMOUNT OF EARNINGS DEFICIENCY FOR COVERAGE OF COMBINED FIXED CHARGES	$ 60.8	$ 55.3

(1) Less than 1.0 x